Janus Henderson European Focus Fund
Schedule of Investments (unaudited)
December 31, 2024

	Shares	Value
Common Stocks – 99.9%
Air Freight & Logistics – 2.0%
DSV Panalpina A/S	41,022	$8,686,459
Banks – 12.8%
Banca Monte dei Paschi di Siena SpA	639,717	4,506,686
Erste Group Bank AG	215,641	13,321,637
FinecoBank Banca Fineco SpA	534,257	9,334,304
KBC Group NV	93,432	7,191,907
Natwest Group PLC	1,780,069	8,958,347
UniCredit SpA	300,141	11,981,256
		55,294,137
Biotechnology – 2.5%
argenx SE*	17,567	10,844,847
Building Products – 2.4%
Cie de Saint-Gobain	119,342	10,503,635
Capital Markets – 3.8%
Deutsche Bank AG	377,933	6,512,362
Deutsche Boerse AG	43,615	10,048,642
		16,561,004
Chemicals – 3.9%
Air Liquide SA	51,067	8,254,950
Symrise AG	79,339	8,434,089
		16,689,039
Diversified Telecommunication Services – 3.1%
Deutsche Telekom AG	439,011	13,136,463
Electrical Equipment – 1.5%
Schneider Electric SE	26,041	6,436,325
Food & Staples Retailing – 1.6%
Koninklijke Ahold Delhaize NV	217,238	7,083,714
Food Products – 3.4%
Danone SA	144,391	9,713,875
Nestle SA (REG)	60,611	4,971,995
		14,685,870
Health Care Equipment & Supplies – 1.5%
Straumann Holding AG (REG)	51,412	6,454,366
Hotels, Restaurants & Leisure – 4.3%
Compass Group PLC	266,448	8,855,666
InterContinental Hotels Group PLC	77,700	9,677,392
		18,533,058
Insurance – 5.4%
Allianz SE (REG)	50,902	15,596,329
ASR Nederland NV	166,535	7,896,974
		23,493,303
Life Sciences Tools & Services – 2.0%
Lonza Group AG	14,751	8,696,427
Machinery – 8.2%
Atlas Copco AB - Class A	537,334	8,224,007
Daimler Truck Holding AG	131,974	5,036,581
FLSmidth & Company A/S	165,665	8,203,462
Knorr-Bremse AG	94,634	6,895,668
Konecranes Oyj	110,703	7,053,475
		35,413,193
Media – 2.8%
Publicis Groupe SA	113,510	12,023,605
Oil, Gas & Consumable Fuels – 2.2%
TotalEnergies SE	170,112	9,451,575
Personal Products – 1.1%
Puig Brands SA - Class B*	260,916	4,804,964
Pharmaceuticals – 8.2%
AstraZeneca PLC	101,226	13,174,999
Novartis AG	176,062	17,141,359
Sandoz Group AG	121,966	4,995,484
		35,311,842
Professional Services – 3.4%
RELX PLC	327,379	14,832,907

	Shares	Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 4.6%
ASM International NV	17,707	$10,101,157
BE Semiconductor Industries NV	71,048	9,607,351
		19,708,508
Software – 4.3%
Nemetschek SE	111,758	10,821,191
Sage Group PLC	475,312	7,500,203
		18,321,394
Specialty Retail – 2.3%
Industria de Diseno Textil SA	192,866	9,872,647
Textiles, Apparel & Luxury Goods – 8.7%
adidas AG	44,540	10,936,062
LVMH Moet Hennessy Louis Vuitton SE	22,426	14,662,006
Pandora A/S	65,102	11,910,098
		37,508,166
Trading Companies & Distributors – 3.9%
Ashtead Group PLC	150,816	9,326,824
IMCD NV	50,249	7,440,729
		16,767,553
Total Investments (total cost $401,786,260) – 99.9%		431,115,001
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		534,674
Net Assets – 100%		$431,649,675

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
Germany	$87,417,387	20.3%
United Kingdom	72,326,338	16.8
France	71,045,971	16.5
Switzerland	42,259,631	9.8
Netherlands	42,129,925	9.7
Denmark	28,800,019	6.7
Italy	25,822,246	6.0
Belgium	18,036,754	4.2
Spain	14,677,611	3.4
Austria	13,321,637	3.1
Sweden	8,224,007	1.9
Finland	7,053,475	1.6
Total	$431,115,001	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 9/30/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/24	Ending Shares	Dividend Income
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.4352%ºº
	$2,866,473	$17,982,922	$(20,849,395)	$-	$-	$-	-	$10,198
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.3732%ºº
	-	17,770,080	(17,770,080)	-	-	-	-	4,341 ∆
Total Affiliated Investments - N/A
	$2,866,473	$35,753,002	$(38,619,475)	$-	$-	$-	-	$14,539

Notes to Schedule of Investments (unaudited)
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2024.
∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2024.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$-	$431,115,001	$-

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2024 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-25-70220 02-25